Freedman, Levy, Kroll & Simonds


                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS

We hereby consent to the reference to our firm under the caption "Legal Matters" in the statement of additional information contained in the initial filing under the Securities Act of 1933 of a Form N-4 Registration Statement of Allstate Life of New York Separate Account A, which also constitutes Amendment No. 4 to the Form N-4 Registration Statement under the Investment Company Act of 1940 (File No. 811-7467).


                                    FREEDMAN, LEVY, KROLL & SIMONDS



Washington, DC
March 12, 1999